Exhibit 24

Powers of Attorney
of
Executive Officers and Directors
of
Park National Corporation

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Form S-8 Registration Statement related to the Park National Corporation 2005 Incentive Stock Option Plan, hereby constitutes and appoints David L. Trautman and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 2013.

/s/ C. Daniel DeLawder
C. Daniel DeLawder

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Form S-8 Registration Statement related to the Park National Corporation 2005 Incentive Stock Option Plan, hereby constitutes and appoints C. Daniel DeLawder and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 2013.

/s/ David L. Trautman
David L. Trautman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Form S-8 Registration Statement related to the Park National Corporation 2005 Incentive Stock Option Plan, hereby constitutes and appoints C. Daniel DeLawder and David L. Trautman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 2013.

/s/ Brady T. Burt
Brady T. Burt

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Form S-8 Registration Statement related to the Park National Corporation 2005 Incentive Stock Option Plan, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 2013.

/s/ Matthew R. Miller
Matthew R. Miller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Form S-8 Registration Statement related to the Park National Corporation 2005 Incentive Stock Option Plan, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 16th day of December, 2013.

/s/ Donna M. Alvarado
Donna M. Alvarado

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Form S-8 Registration Statement related to the Park National Corporation 2005 Incentive Stock Option Plan, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 20th day of December, 2013.

/s/ Maureen Buchwald
Maureen Buchwald

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Form S-8 Registration Statement related to the Park National Corporation 2005 Incentive Stock Option Plan, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of December, 2013.

/s/ Harry O. Egger
Harry O. Egger

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Form S-8 Registration Statement related to the Park National Corporation 2005 Incentive Stock Option Plan, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of December, 2013.

/s/ F. William Englefield IV
F. William Englefield IV

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Form S-8 Registration Statement related to the Park National Corporation 2005 Incentive Stock Option Plan, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of December, 2013.

/s/ Stephen J. Kambeitz
Stephen J. Kambeitz

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Form S-8 Registration Statement related to the Park National Corporation 2005 Incentive Stock Option Plan, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 2013.
/s/ William T. McConnell
William T. McConnell

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Form S-8 Registration Statement related to the Park National Corporation 2005 Incentive Stock Option Plan, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of December, 2013.

/s/ Timothy S. McLain
Timothy S. McLain

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Form S-8 Registration Statement related to the Park National Corporation 2005 Incentive Stock Option Plan, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 2013.

/s/ Dr. Charles W. Noble, Sr.
Dr. Charles W. Noble, Sr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Form S-8 Registration Statement related to the Park National Corporation 2005 Incentive Stock Option Plan, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 2013.

/s/ John J. O'Neill
John J. O’Neill

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Form S-8 Registration Statement related to the Park National Corporation 2005 Incentive Stock Option Plan, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 2013.

/s/ Robert E. O'Neill
Robert E. O’Neill

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Form S-8 Registration Statement related to the Park National Corporation 2005 Incentive Stock Option Plan, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of December, 2013.

/s/ Rick R. Taylor
Rick R. Taylor

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Form S-8 Registration Statement related to the Park National Corporation 2005 Incentive Stock Option Plan, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and NYSE MKT LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 2013.

/s/ Leon Zazworksy
Leon Zazworsky